Fees Summary	Jun. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,816.50
Total Fee Amount	2,816.50
Total Transaction Valuation	20,394,659.76
Total Offset Amount	0
Net Fee	$ 0